                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 12, 1996
                                                          -------------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


                       0-9787                            73-1105145
                       ------                            ----------
                    (Commission                         (IRS Employer
                    File Number)                      Identification No.)


          200 East Las Olas Boulevard
                  Suite 1400
              Ft. Lauderdale, FL                            33301
    --------------------------------------                 --------
   (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (954) 627-6000
                                                         --------------


                                     N.A.
                  ------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events.


On June 12, 1996, Republic Industries, Inc. (the "Registrant") announced that it had entered an agreement to acquire CarChoice, Inc., a developer and operator of used car superstores, in a transaction valued at approximately $95 million. The transaction, which is subject to customary closing conditions, will be completed through the issuance by the Registrant of shares of its common stock. The transaction will be accounted for using the pooling of interests method of accounting.

The descriptions contained herein of the transaction are qualified in their entirety by reference to the Press Release, dated June 12, 1996, attached hereto as Exhibit 99, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

               The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REPUBLIC INDUSTRIES, INC.


                                       By: /s/ Richard L. Handley
                                           -----------------------------
                                           Richard L. Handley
                                           Senior Vice President



Date: June 17, 1996

                        REPUBLIC INDUSTRIES, INC.

                              EXHIBIT INDEX



     Number and
Description of Exhibit
- ----------------------

     1.      None

     2.      None

     4.      None

    16.      None

    17.      None

    21.      None

    23.      None

    24.      None

    27.      None

    99.      Press Release, dated June 12, 1996.